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                                                                   EXHIBIT 10.23

This instrument was prepared by and upon recordation should be returned to:

Rex A. Palmer, Esq.
Mayer, Brown & Platt
190 South LaSalle Street
Chicago, Illinois 60603
(312) 782-0600

Indexing Instructions: S 1/2 NE 1/4; N 1/2 SE 1/4; Section 21, T1N, R2W, Copiah
                       County, Mississippi

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                          MISSISSIPPI LEASE SUPPLEMENT
                             AND MEMORANDUM OF LEASE

         THIS MISSISSIPPI LEASE SUPPLEMENT (this "Lease Supplement") signed on the dates set forth in the respective acknowledgments hereto and effective as of May , 2000 between ATLANTIC FINANCIAL GROUP, LTD., as the lessor (the "Lessor"), a Texas limited partnership with an address at 1000 Ballpark Way, Suite 304, Arlington, Texas 76011, and DISCOUNT AUTO PARTS DISTRIBUTION CENTER, INC., a Mississippi corporation with an address at 4900 Frontage Road South, Lakeland, Florida 33815, as lessee (the "Lessee").

         WHEREAS Lessor is the owner of the Land described on Exhibit A hereto and wishes to lease the Land together with any Building and other improvements thereon or which thereafter may be constructed thereon pursuant to the Lease to Lessee;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions; Interpretation. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Lease Agreement, dated as of even date herewith, between Lessee and Lessor; and the rules of interpretation set forth in Appendix A to the Lease, a copy of which Appendix A is attached hereto, shall apply to this Lease Supplement.




Indexing instruction: All located in Copiah County, Section 21, Township 1N, Range 2W:




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         SECTION 2. The Properties. Attached hereto as Exhibit A is the description of certain Land. Effective upon the execution and delivery of this Lease Supplement by Lessor and Lessee, such Land, together with any Building and other improvements thereon or which thereafter may be constructed thereon pursuant to the Lease (collectively, the "Subject Property") shall be subject to the terms and provisions of the Lease and Lessor hereby grants, conveys, transfers and assigns to Lessee those interests, rights, titles, estates, powers and privileges provided for in the Lease with respect to the Subject Property.

         SECTION 3. Amendments to Lease with Respect to Subject Property. Effective upon the execution and delivery of this Lease Supplement by Lessor and Lessee, the following terms and provisions shall apply to the Lease with respect to the Subject Property:

         Pursuant to Article XI of the Lease, the Lessor and Lessee intend that for all purposes other than accounting purposes that the Lease be and the same is hereby agreed to be a Deed of Trust.

         Said Deed of Trust is made and entered into this day by and between Lessee, as Grantor (herein designated as "Debtor"), and REX A. PALMER, an individual residing in Illinois, as Trustee, and Lessor, as Beneficiary (herein designated as "Secured Party"), WITNESSETH:

         WHEREAS, Debtor is indebted and obligated to Secured Party as evidenced by the Lease of even date herewith between Debtor, as lessee, and Secured Party, as lessor, providing for payment of the Base Rent, Supplemental Rent and other obligations described therein plus attorney's fees for collection if not paid according to the terms thereof and being due and payable as set forth in the Lease and other Operative Documents; and

         WHEREAS, Debtor desires to secure prompt payment of Base Rent, Supplemental Rent and all of its other obligations under the Lease and the other Operative Documents (all being herein referred to as the "indebtedness"), which indebtedness is due and payable in full if not sooner paid on the date which is five (5) years after the date hereof subject to extension for up to two 5 year renewal periods pursuant to Section 14.9 of the Lease.

         NOW THEREFORE, In consideration of the indebtedness herein recited, Debtor hereby sells, conveys and warrants unto Trustee and grants to the Secured Party a security interest in the land described below situated in the County of Copiah, State of Mississippi.

         See attached legal description.

together with the Building and all improvements and appurtenances now or hereafter erected on, and all fixtures of any and every description now or hereafter attached to, said land and also including all rents, income and proceeds (including without limitation, insurance proceeds and condemnation awards) of the foregoing (all being herein referred to as the "Property").




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         THIS CONVEYANCE, HOWEVER, IS IN TRUST (subject to the covenants, stipulations and conditions below), to secure prompt payment of all existing and future indebtedness due by Debtor to Secured Party under the provisions of this Deed of Trust. If Debtor shall pay said indebtedness promptly when due and shall perform all covenants made by Debtor, then this conveyance shall be void and of no effect. Upon the occurrence of a Lease Event of Default, then, in that event, the entire indebtedness, together with all interest accrued thereon, shall, at the option of Secured Party, be and become at once due and payable without notice to Debtor, and Trustee shall, at the request of Secured Party, sell the Property conveyed, or a sufficiency thereof, to satisfy the indebtedness at public outcry to the highest bidder for cash. "Cash" may include wire transfers, certified checks, or other forms of immediate payment satisfactory to Trustee and Secured Party. Sale of the Property shall be advertised for three consecutive weeks preceding the sale in a newspaper published in the county where the Property is situated, or if none is so published, then in some newspaper having a general circulation therein, and by posting a notice for the same time at the courthouse of the same county. The notice and advertisement shall disclose the names of the original debtors in this Deed of Trust, Debtor waives the provisions of Mississippi Constitution Section 111 and Section 89-1-55 of the Mississippi Code of 1972 as amended, if any, as far as this section restricts the right of Trustee to offer at sale more than 160 acres at a time, and Trustee may offer the property herein conveyed as a whole, regardless of how it is described.

         If the Property is situated in two or more counties, or in two judicial districts of the same county, Trustee shall have full power to select in which county, or judicial district, the sale of the property is to be made, newspaper advertisement published and notice of sale posted, and Trustee's selection shall be binding upon Debtor and Secured Party. Should Secured Party be a corporation or an unincorporated association, then any officer thereof may declare Debtor to be in default and request Trustee to sell the Property, Secured Party shall have the same right to purchase the property at the foreclosure sale as would a purchaser who is not a Party to this Deed of Trust. The Beneficiary or any owner or holder of the Obligations secured hereby shall not be required to bid cash to the extent of the Obligations secured hereby.

         From the proceeds of the sale Trustee shall first pay all costs of the sale including reasonable compensation to Trustee; then the indebtedness due Secured Party by Debtor as provided in the Lease, including accrued interest and attorney's fees due for collection of the debt; and then, lastly, any balance remaining to Debtor.

         IT IS AGREED that this conveyance is made subject to the covenants, stipulations and conditions set forth below which shall be binding upon all parties hereto:

         A. This Deed of Trust shall also secure all future and additional advances which Secured Party may make to Debtor from time to time pursuant to the Operative Documents upon the security herein conveyed. Such advances shall be on such terms as to amount, maturity and rate of interest as may be mutually agreeable to both Debtor and Secured Party. Any such advance may be made to any one of the Debtors should there be more than one, and if so made,




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shall be secured by this Deed of Trust to the same extent as if made to all
Debtors. However, on all transactions covered by Truth in Lending, when Debtor's notes, debts, obligations and liabilities to Secured Party (in any form) arising out of existing, concurrent and future credit granted by Secured Party are secured by this Deed of Trust, it will be so indicated on the document that evidences the transaction. Therefore this Deed of Trust will in no way secure any form of credit governed by the Truth in Lending Act unless the document which evidences the credit transaction indicates by proper disclosure that the transaction is secured by this Deed of Trust.

         B. Secured Party may at any time, without giving formal notice to the original or any successor Trustee, or to Debtor, and without regard to the willingness or inability of any such Trustee to execute this trust, appoint another person or succession of persons to act as Trustee, and such appointee in the execution of this trust shall have all the powers vested in and obligations imposed upon Trustee. Should Secured Party be a corporation or an unincorporated association, then any officer, assistant officer, agent or attorney-in-fact thereof may make such appointment.

         C.       (i)  If an Event of Default has occurred and is continuing:

         (a) the Trustee, in addition to all other remedies available at law or in equity, shall have the right forthwith to enter upon and take possession of the Trust Property, and to let the Trust Property and receive the rents, issues and profits thereof, to make repairs and to apply said rentals and profits, after payment of all necessary or proper charges and expenses, on account of the amounts hereby secured; and

         (b) the Trustee, shall, as a matter of right, at the option of the Secured Party, be entitled to the appointment of a receiver for the Trust Property, and the Debtor hereby consents to such appointment and waives notice of any application therefor.

                  (ii) The Debtor hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale of the Trust Property or any interest therein.

         D. The Debtor, the Trustee and the Secured Party agree, to the extent permitted by law, that this Deed of Trust upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a "fixture filing" within the meaning of Sections 9-313 and 9-402 of the Uniform Commercial Code.

         E. Each privilege, option or remedy provided in this Deed of Trust to Secured Party is distinct from every other privilege, option or remedy contained herein or afforded by law or equity, and may be exercised independently, concurrently, cumulatively or successively by Secured Party or by any other owner or holder of the indebtedness. Forbearance by Secured Party in exercising any privilege, option or remedy after the right to do so has accrued shall not




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constitute a waiver of Secured Party's right to exercise such privilege, option or remedy in event of any subsequent accrual.

         F. The words "Debtor" or "Secured Party" shall each embrace one individual, two or more individuals, a corporation, a partnership or an unincorporated association, depending on the recital herein of the parties to this Deed of Trust. The covenants herein contained shall bind, and the benefits herein provided shall inure to, the respective legal or personal representatives, successors or assigns of the parties hereto. If there be more than one Debtor, then Debtor's obligations shall be joint and several. Whenever in this Deed of Trust the context so requires, the singular shall include the plural and the plural the singular. Notices required herein from Secured Party to Debtor shall be sent to the address of Debtor shown in the Deed of Trust.

         SECTION 4. Ratification; Incorporation. Except as specifically modified hereby, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect. The terms of the Lease (as amended by this Lease Supplement) are by this reference incorporated herein and made a part hereof.

         SECTION 5. Original Lease Supplement. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed Counterpart"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

         SECTION 6. GOVERNING LAW. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF FLORIDA, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES OF SUCH STATE, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATE AND/OR SECURITY INTEREST HEREUNDER, AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH SUCH ESTATE IS LOCATED.

         SECTION 7. Interest Conveyed to Lessee. Lessor and Lessee intend that the Lease be treated, for accounting purposes, as an operating lease. For all other purposes, Lessee and Lessor intend that the transaction represented by the Lease be treated as a financing transaction; for such purposes, it is the intention of the parties hereto (i) that this Lease be treated as a deed of trust and security agreement, encumbering the Leased Property, and that Lessee, as grantor, hereby grants to Lessor, as mortgagee or beneficiary and secured party, or any successor thereto a security interest in and to the Leased Property (and to Rex A. Palmer, as trustee, as provided above), a first and paramount Lien on each Leased Property, (ii) that Lessor shall have, as a




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result of such determination, all of the rights, powers and remedies of a mortgagee or deed of trust beneficiary available under Applicable Law to take possession of and sell (whether by foreclosure or otherwise) any Leased Property, (iii) that the effective date of such mortgage or deed of trust shall be the effective date of this Lease, (iv) that the recording of this Lease Supplement shall be deemed to be the recording of such deed of trust, and (v) that the obligations secured by such mortgage or deed of trust shall include the Funded Amounts and all Basic Rent and Supplemental Rent hereunder and all other obligations of and amounts due from Lessee hereunder and under the Operative Documents.

         SECTION 8. Counterpart Execution. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.























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         IN WITNESS WHEREOF, each of the parties hereto has caused this Lease
Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                                          ATLANTIC FINANCIAL GROUP, LTD.,
                                           as the Lessor

                                          By: Atlantic Financial Managers, Inc.,
                                              its General Partner


                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________





















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                                              DISCOUNT AUTO PARTS DISTRIBUTION
                                              CENTER, INC., as the Lessee


                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________
























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STATE OF ______________________

COUNTY OF _____________________


         PERSONALLY APPEARED BEFORE ME, the undersigned authority in and for the said county and state, on this day of ____________________________, 2000, within my jurisdiction, the within named _________________________________________, who acknowledged that ____ he is _________________________ of ATLANTIC FINANCIAL MANAGERS, INC., a Texas corporation and general partner of ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership, and that for and on behalf of Atlantic Financial Managers, Inc., as general partner of Atlantic Financial Group, Ltd., and as the act and deed of Atlantic Financial Managers, Inc., as general partner of Atlantic Financial Group, Ltd., and as the act and deed of Atlantic Financial Group, Ltd., he executed the above and foregoing instrument, after first having been duly authorized by said corporation and said limited partnership so to do.




                                             _____________________________
                                                     NOTARY PUBLIC




My Commission Expires:


______________________________
(Notary Seal Required)

















                                       N-1

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                            ACKNOWLEDGMENT BY NOTARY

STATE OF ______________________       )
                                      )
COUNTY OF _____________________       )


         PERSONALLY appeared before me, the undersigned authority in and for the county and state aforesaid, on this ___ day of _________________________, 2000, within my jurisdiction, the within named __________________________, who acknowledged that he is the __________ of DISCOUNT AUTO PARTS DISTRIBUTION CENTER, INC., a Mississippi corporation, and for and on behalf of the said corporation, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.




                                             ___________________________
                                                     NOTARY PUBLIC




My Commission Expires:




______________________________



















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Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged as of the date hereof.

                                              SUNTRUST BANK, as the Agent




                                               By:______________________________
                                                   Name:________________________
                                                   Title: ______________________



















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                                    EXHIBIT A

                                Legal Description

This parcel contains 76.909 acres situated in the S 1/2 of the NE 1/4 and the N 1/2 of the SE 1/4 of Section 21, Township 1 North, Range 2 West, Copiah County, Mississippi, and being further described as follows to-wit:

Commencing at the iron pin found marking the SW corner of said Section 21; run thence, North 00 degrees 26 minutes 49 seconds West for 2661.85 feet to the axle found marking the NW corner of the SW 1/4 of said Section 21; run thence, North 73 degrees 49 minutes 16 seconds East for 3393.90 feet to the concrete monument found marking P.C. Station 824+56.27 on the east line of Interstate 55, as recorded in Deed Book 7K at page 311 and the POINT OF BEGINNING; run thence, Northerly along a curve to the right in the east line of said Interstate 55 for
100.18 feet, said curve having the following characteristics:

A central angle of 00 degrees 58 minutes 43 seconds, a degree of curvature of 00 degrees 40 minutes 30 seconds, a radius of 8488.37 feet; Run thence, leaving the east line of said Interstate 55, South 75 degrees 13 minutes 13 seconds East for 1280.12 feet to a set iron pin; run thence, South 53 degrees 38 minutes 20 seconds East for 551.47 feet to an iron pin on the west line of Old U.S. Highway 51; run thence, along the west line of said highway for the following courses;

South 13 degrees 15 minutes 01 seconds West for 741.59 feet to the remains of the concrete marker found marking P.T. Station 781+30.2; run thence, Southerly along a curve to the right in the west line of said highway for 707.10 feet to the iron pin marking the intersection of west line of said highway with the north line of that county road recorded in Deed Book 8C at Page 546 and in Deed Book 7K at Page 313, said iron pin also being the most northerly corner of Parcel 2 recorded in Deed Book 7P at Page 637, said curve having the following characteristics:

A central angle of 3 degrees 00 minutes 00 seconds, a degree of curvature of 00 degrees 20 minutes 04 seconds and a radius of 17138.76 feet;

Run thence, leaving the west line of said highway and run along the north line of said county road for the following courses:

South 40 degrees 40 minutes 50 seconds West for 262.05 feet to a found concrete marker; run thence, South 88 degrees 15 minutes 17 seconds West for 1244.69 feet to a found concrete marker; run thence, North 02 degrees 45 minutes 03 seconds West for 15.00 feet to an iron pin set at the remains of a concrete marker; run thence, South 88 degrees 12 minutes 27 seconds West for 158.44 feet to the concrete marker found marking the intersection of the north line of said county road with the east line of Interstate 55;

Run thence, leaving the north line of said county road, a run along the east line of Interstate 55, North 05 degrees 46 minutes 57 seconds East for 2199.82 feet back to the concrete marker found marking the POINT OF BEGINNING.